Exhibit 10.1

AMENDMENT NO. 3

Dated as of May 4, 2015

to

CREDIT AGREEMENT

Dated as of May 30, 2013

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of May 4, 2015 by and among Littelfuse, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Agent (the “Agent”), under that certain Credit Agreement dated as of May 31, 2013 by and among the Borrower, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Agent agree to make certain modifications to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.

1.         Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)        Section 1.01 of the Credit Agreement shall be amended to add the following definitions thereto in the appropriate alphabetical order:

“Affected Domestic Subsidiary” means any Domestic Subsidiary that is owned, directly or indirectly, by a controlled foreign corporation within the meaning of Section 957 of the Code.

“Internal Restructuring” means, collectively, (a) (i) the Disposition of foreign branches of Domestic Subsidiaries and foreign assets of Domestic Subsidiaries to the Borrower or any Subsidiary of the Borrower (whether or not any such Subsidiary is a Guarantor) and (ii) the establishment of additional U.S. or foreign branches of Persons, in each case, as part of the implementation of international tax planning by the Borrower and its Subsidiaries or (b) the Disposition of Littelfuse SA de CV, Productos Electromecanicos BAC, S de RL de CV, and Cole Hersee S de RL de CV that operate as maquiladoras (collectively, the “Maquiladoras”), through which the Borrower performs manufacturing operations in Piedras Negras, Coahuila, Mexico, as described in greater detail herein. Pursuant to the Disposition described in (b), the Borrower will continue to own substantially the same interests in the Maquiladoras, but through a number of wholly-owned or more than 98%-owned Subsidiaries, including Littlelfuse Mexico Manufacturing B.V., a Netherlands entity (the “Dutch Principal”). Ownership of the remaining interest in each of the Maquiladoras will transfer from being held by a current Subsidiary of the Borrower or officer of the Borrower to the Dutch Principal. The Maquiladoras will perform services for a Mexican-registered branch of the Dutch Principal.

(b)       The definition of “Guarantors” appearing in Section 1.01 of the Credit Agreement shall be amended by amending and restating such definition as follows:

“Guarantors” means collectively, the Domestic Subsidiaries (present and future) of Borrower, other than any Affected Domestic Subsidiary.

(c)       Section 6.12 of the Credit Agreement shall be amended by adding “(other than an Affected Domestic Subsidiary)” immediately after “Domestic Subsidiary”.

(d)       Section 7.02(b) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(b) (i) Permitted Acquisitions and (ii) Investments in respect of any Internal Restructuring;”

(e)       Section 7.02(h) of the Credit Agreement shall be amended by deleting the reference therein to “10%” and replacing such reference with “12.5%”.

(f)        Section 7.03(g) of the Credit Agreement shall be amended by deleting the references therein to “$25,000,000” and replacing such references with “50,000,000”.

(g)       Section 7.05(e) of the Credit Agreement shall be amended and restated in its entirety as follows:

“(e) (i) Dispositions in connection with or in order to effect the Internal Restructuring and (ii) Dispositions permitted by Section 7.04; and”

2.        Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent, (ii) the Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Guarantors, (iii) the Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to $5,000 and (iv) the Agent shall have received payment and/or reimbursement of the Agent’s and its affiliates’ reasonable fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Agent) in connection with this Amendment.

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3.          Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)      This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enhancement of creditors’ rights generally and by general principles of equity.

(b)      As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement (as amended hereby) or any other Loan Document are true and correct in all material respects (or in all respects to the extent the applicable representation and warranty is qualified by materiality or Material Adverse Effect) (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c), respectively, of Section 6.01 of the Credit Agreement).

4.         Reference to and Effect on the Credit Agreement.

(a)       Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)       Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)       Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)       This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.         Governing Law. and Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.         Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LITTELFUSE, INC.,
as the Borrower

By: /s/Phillip G. Franklin
Name: Phillip G. Franklin
Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swing Line Lender, as the L/C Issuer and as Agent

By: /s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Milena Deltchev
Name: Milena Deltchev
Title: Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Edmund H Lester
Name: Edmund H Lester
Title: Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Kristin Lenda
Name: Kristin Lenda
Title: Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Brittany Mondane
Name: Brittany Mondane
Title: Second Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Edward McGuire
Name: Edward McGuire
Title: Managing Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

BRANCH BANKING & TRUST COMPANY,
as a Lender

By: /s/ John P. Malloy
Name: John P. Malloy
Title: Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to Credit Agreement with respect to that certain Credit Agreement dated as of May 31, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Littelfuse, Inc., a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Agent (the “Agent”), which Amendment No. 3 to Credit Agreement is dated as of May 4, 2015 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: May 4, 2015

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

COLE HERSEE COMPANY By: /s/ Phillip G. Franklin Name: Phillip G. Franklin Title: Director

SYMCOM, INC. By: /s/ Phillip G. Franklin Name: Phillip G. Franklin Title: Director

SSAC, LLC By: /s/ Phillip G. Franklin Name: Phillip G. Franklin Title: Manager

SC BUILDING, LLC By: /s/ Phillip G. Franklin Name: Phillip G. Franklin Title: Manager

LFUS, LLC By: /s/ Phillip G. Franklin Name: Phillip G. Franklin Title: Manager

HAMLIN, INCORPORATED By: /s/Phillip G. Franklin Name: Phillip G. Franklin Title: Director

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.